BERWYN FUND

a series of THE BERWYN FUNDS

2002

SEMI-ANNUAL REPORT

Shareholders Services                    a no load mutual fund

c/o PFPC Inc.

P. O. Box 8821

Wilmington, DE 19899                     (800) 992-6757

THE BERWYN FUNDS
BERWYN FUND SEMI-ANNUAL REPORT

July 19, 2002                                                                                                        Net Asset Value Per Share: $22.42

Dear Berwyn Fund Series Shareholder:

Berwyn Fund Series (BF) ended the first half of 2002 with a net asset value per share of $22.42 as compared to a year-end 2001 value of $20.07. The first half gain of 11.71 percent is in contrast to the losses experienced by the major indices. For example, the Dow Jones Industrial Average (DJIA), S&P 500 and Russell 2000 fell 6.91 percent, 13.16 percent and 4.70 percent, respectively, on a total return basis. Reflecting the continued weakness in high technology and telecommunications stocks, the NASDAQ dropped 24.84 percent in value during the six month period.

On a twelve month basis, BF investors experienced a total return of 16.02 percent. This compares favorably with the total returns of the DJIA, S&P 500 and Russell 2000 indices, which recorded declines of 10.30 percent, 17.97 percent and 8.60 percent, respectively.

Figure 1 illustrates the performance of BF as compared to the Russell 2000 Index. Historically, our performance has tracked this Index, however, during 1998 and 1999 we severely underperformed the Russell 2000. Subsequent to that period, value investing has regained its traditional respect and BF's ten year performance has moved to just below that of the Russell 2000's performance.

The excellent relative performance of your Fund was driven by the factors listed below.

  An emphasis on purchasing stocks with lower price-to-earnings ratios than the overall market's average. These stocks offer better downside protection in the difficult environment faced by all investors.

  Avoidance of the telecommunications sector in an otherwise diversified portfolio.

  A somewhat fortuitous avoidance of investments in companies having issues of corporate governance and fraudulent behavior.

Among the best performing stocks1 during the six month period were several that benefited from the perception of an economic rebound. Yellow Corp (YELL) (3.487%), up 29.08%, and Southwestern Energy (SWN) (2.99%), up 46.06%, are two such names. Both of these companies benefit from higher levels of economic activity: Yellow, due to the increased volume of goods shipped by truck, and Southwestern, due to the increased amount of energy used as production ramps up. Ducommun Inc. (DCO) (3.33%), a maker of aerospace and defense products, appreciated 136.40% during the first six months. Positive news regarding defense contractors helped this stock as did a general rebound in aerospace stocks from their weakness last fall. Drew Industries (DW) (2.85%), up 53.02% during the first half, was another excellent performer for Berwyn Fund. Drew benefited from a strong market for recreational vehicles (RV's), for which Drew is a component supplier. The company has continued to gain market share while lowering costs, resulting in increased sales and earnings.

The number following each company mentioned reflects its percentage of the entire Fund as of 6/30/02.

Assets in the Fund rose to $46.5 million at the end of the first half from $44.0 million at year-end. Portfolio turnover was moderate, 48 percent, as assets believed to be overpriced were sold. Expenses were kept at an acceptable 1.33 percent of assets.

At the time of this writing, we have seen our share price decline sharply over the first three weeks of July. Pullbacks of this sort are never easy to deal with emotionally. However, the most successful investors have the ability to either ignore a decline or actually purchase more shares at the sharp discount offered by the marketplace. The ability to take a long-term point of view, provided one is buying quality, is critical to the investing process.

From a "technical" standpoint, we believe that we are witnessing a "test" of the trading base that was created during the 1998-99 bear market for value stocks. Once that base is tested, we would expect a resumption of the bull market for our value oriented investment style.

The management of your Fund appreciates your support and continues to work hard to earn your confidence.

Very truly yours,

Robert E. Killen                                            Lee S. Grout
President                                                      Co-Manager

Note: Returns for Berwyn Fund Series are before taxes and are net of all expenses, advisory fees, commission charges and include the reinvestment of BF's dividends. All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002
(Unaudited)

Assets:
Investments in Securities, at Market Value	$46,479,252
(Cost $34,832,899) (Note 2)
Receivables:
Dividends	50,666
Interest	1,537
Investment Securities Sold	4,415
Total Assets	46,535,870

Liabilities:
Accrued Expenses	4,377
Investment Advisory Fee Payable	36,690
Investment Securities Purchased	8,300
Fund Shares Redeemed Payable	4,853
Total Liabilities	54,220

Net Assets: (1)
Applicable to 2,072,800 Outstanding Shares of
Common Stock, $1.00 Par Value
(Authorized 20,000,000 Shares)	$46,481,650

Net Asset Value and Offering Price Per Share
($46,481,650 / 2,072,800 Outstanding Shares)	$22.42

Minimum Redemption Price Per Share (Note 1)	$22.20

(1) On June 30, 2002 Net Assets consisted of the following:
Common Stock, Par Value $1.00	2,072,800
Paid-in Capital	28,753,403
Undistributed Net Investment Income	36,250
Accumulated Net Realized Gain	3,972,846
Net Unrealized Appreciation of Investment Securities	11,646,351
$46,481,650

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(Unaudited)

Investment Income:
Dividends	$285,496
Interest	42,289
Other Income	6,295

Total Investment Income		$334,080

Expenses:
Investment Advisory Fee (Note 3)	224,936
Transfer Agent Fees	17,046
Custodian Fees	4,464
Professional Fees	15,953
Registration Fees	13,823
Trustees' Fees	1,393
Printing Costs	8,101
Office Expense	7,202
Insurance	5,699

Total Expenses		298,617

Net Investment Income		35,463

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from Sales of Investment Securities		3,976,968

Net Change in Unrealized Appreciation on
Investment Securities		307,128

Net Realized and Unrealized Gain on Investments		4,284,096

Net Increase in Net Assets Resulting from Operations:		$4,319,559

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months	Six Months
	Ended	Ended
	06/30/02	06/30/01
Increase in Net Assets from Investment Activities:
Net Investment Income	$35,463	$402,821

Net Realized Gain from Sales of Investment Securities	3,976,968	1,205,986

Change in Net Unrealized Appreciation on Investment Securities	307,128	5,462,719

Net Increase in Net Assets Resulting from Operations	4,319,559	7,071,526
Capital Share Transactions (1):
Net Proceeds from Sales of Shares	23,263,706	18,703,914
Cost of Shares Redeemed	25,061,834	5,219,993
Distributions Reinvested

Net (Decrease) Increase in Net Assets from Capital Share Transactions	(1,798,128)	13,483,921

Total Increase in Net Assets	2,521,431	20,555,447

Net Assets:
Beginning of Period	43,960,219	26,947,325

End of Period (Including Undistributed Net Investment Income of $35,463 and $402,821 for the periods ended June 30, 2002 and June 30, 2001, respectively)	$46,481,650	$47,502,772

(1) Capital Shares Issued and Redeemed:
Shares Sold	1,056,026	951,642
Shares Redeemed	(1,172,337)	(267,016)
	(116,311)	684,626

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Unaudited)
	SIX MONTHS ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	06/30/02	12/31/01	12/31/00	12/31/99	12/31/98	12/31/97

Net Asset Value, Beginning of Period	$20.07	$16.52	$16.18	$16.96	$22.01	$19.69

Income from Investment Operations:
Net Investment Income (Loss)	0.02	0.30	(0.06)	(0.08)	(0.09)	0.00
Net Realized and Unrealized Gains
on Securities	2.33	4.46	0.40	(0.70)	(4.11)	5.06

Total from Investment Operations	2.35	4.76	0.34	(0.78)	(4.20)	5.06

Less Distributions:
Dividends from Net Investment Income	0.00	(0.24)	0.00	0.00	0.00	0.00
Distributions from Net Realized Gains	0.00	(0.97)	0.00	(0.85)	(2.74)	(2.50)
Total Distributions	0.00	(1.21)	0.00	(0.85)	(2.74)	(2.50)

Net Asset Value, End of Period	$22.42	$20.07	$16.52	$16.18	$16.96	$22.01

Total Return	11.71%	28.93%	2.10%	(4.60%)	(18.90%)	26.05%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$46,482	$43,960	$26,947	$39,310	$62,862	$100,406

Ratio of Expenses to Average Net Assets	1.33%*	1.24%	1.64%	1.39%	1.20%	1.20%

Ratio of Net Investment Income (Loss) To Average Net Assets	0.16%*	1.32%	(0.32%)	(.39%)	(.45%)	(0.02%)

Portfolio Turnover Rate	48%*	37%	16%	6%	19%	26%

*Annualized

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
JUNE 30. 2002
(Unaudited)

Number of
Shares	COMMON STOCKS - 96.4%	Value*

	AEROSPACE / DEFENSE - 3.3%
59,066	Ducommun Inc. +	$1,549,892

	BANKING - 1.2%
16,000	First Essex Bancorp, Inc.	547,200

	CHEMICALS - 4.9%
48,600	Chemfirst, Inc.	1,392,390
70,000	IMC Global, Inc.	875,000
		2,267,390
	COMMERCIAL PRINTING - 6.2%
44,400	Courier Corp.	1,774,224
86,900	Ennis Business Forms, Inc.	1,133,176
		2,907,400
	COMPUTER & PERIPHERALS - 3.3%
191,355	Data I/O Corp. +	172,220
110,152	Printronix, Inc. +	1,365,885
		1,538,105
	CONSUMER PRODUCTS - 5.7%
23,100	Payless Shoesource Inc. +	1,331,715
64,400	Tupperware Corp.	1,338,876
		2,670,591
	ELECTRONIC PRODUCTS - 2.4%
34,800	Barnes Group, Inc.	796,920
138,541	Wells-Gardner Electronics Corp. +	303,405
		1,100,325
	FINANCIAL SERVICES - 4.9%
176,600	Equity Inns, Inc.	1,412,800
28,200	Health Care REIT, Inc.	844,590
		2,257,390

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	FOOD PRODUCTS - 3.1%
48,900	Dole Food Co.	$1,418,100

	FOREST & PAPER PRODUCTS - 2.4%
33,500	Greif Brothers Corp.	1,100,475

	FURNITURE MANUFACTURING - 2.5%
45,323	La-Z-Boy, Inc.	1,143,046

	HEALTH CARE - 2.2%
41,600	Rehabcare Group, Inc. +	999,648

	INSURANCE - 5.3%
410,900	Conseco, Inc. +	821,800
4,563	First American Financial Corp.	102,896
100,800	FPIC Insurance Group, Inc. +	1,519,056
		2,443,752
	MACHINERY MANUFACTURING - 3.4%
55,250	Hardinge, Inc.	555,815
46,244	Terex Corp. +	1,040,028
		1,595,843
	MANUFACTURED HOUSING - 3.6%
80,700	Drew Industries, Inc. +	1,327,515
39,000	Patrick Industries, Inc.	333,450
		1,660,965
	MEDICAL PRODUCTS & SERVICES - 5.3%
171,776	Quidel Corp. +	1,181,819
152,800	Theragenics Corp. +	1,288,104
		2,469,923
	METALS & MINING - 7.0%
18,200	Impala Platinum Holdings Ltd. - UNSPON ADR	1,009,419
176,150	Westmoreland Coal Co. +**	2,228,298
		3,237,717

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	OIL & GAS EXPLORATION & PRODUCTION - 6.6%
70,000	Berry Petroleum Co.	$1,179,500
104,400	Callon Petroleum Co. +	510,516
91,600	Southwestern Energy Co. +	1,390,488
		3,080,504
	OIL REFINING - 2.1%
55,844	Frontier Oil Corp.	972,802

	PRECISION INSTRUMENTS - 5.1%
45,870	Esterline Technology Corp. +	1,041,249
102,900	MTS Systems Corp.	1,354,164
		2,395,413
	RESTAURANTS - 2.2%
35,300	IHOP Corp. +	1,039,585

	RETAIL INDUSTRY - 3.0%
54,000	Blair Corp.	1,381,320

	TELECOMMUNICATIONS EQUIPMENT - 2.4%
58,200	Adtran, Inc. +	1,126,170

	TEXTILES - 2.3%
172,649	Dixie Group, Inc. +	1,060,065

	TRANSPORTATION - 3.5%
50,000	Yellow Corp. +	1,620,000

	UTILITIES - 2.6%
48,100	Wisconsin Energy Corp.	1,215,487

TOTAL COMMON STOCKS (Cost $32,925,755)		$44,799,108

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)

Face
Amount	CORPORATE BONDS - 0%	Value*
$250,000	Campbell Resources, Inc. 7.5% CV 07/20/04	$23,000

TOTAL CORPORATE BONDS (Cost $250,000)		$23,000

Number of
Shares	SHORT-TERM INVESTMENTS - 3.6%	Value*
828,572	Blackrock Provident Institutional Temp Cash Fund	$828,572
828,572	Blackrock Provident Institutional Federal Fund	828,572

TOTAL SHORT-TERM INVESTMENTS (Cost $1,657,144)		$1,657,144

TOTAL INVESTMENTS (Cost $34,832,899)		$46,479,252

OTHER ASSETS IN EXCESS OF LIABILITIES - 0%		2,398

NET ASSETS - 100%		$46,481,650

______________________________________________
*	See Note 2 to the Financial Statements
+	Non-Income Producing Security
**	Considered to be an affiliate under the Investment Company Act of 1940
UNSPON ADR	An American Depositary Receipt not sponsored by a U.S. depositary bank
CV	Convertible Security

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund (the Fund) is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securites Transactions and Investment Income: Securities transactions are accounted for on the business day subsequent to purchase or sale of the securities purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 359,801 shares of the Fund at June 30, 2002.

During the period ended June 30, 2002, the Fund paid $57,805 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.

NOTE 4 - SECURITY TRANSACTIONS

During the period ended June 30, 2002, the Fund made purchases of $10,741,633 and sales of $10,227,343 of investment securities other than U.S. Government securities and temporary cash investments.

Cost of securities owned at June 30, 2002 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At June 30, 2002, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $11,646,351, of which $15,277,060 related to appreciated securities and $3,630,709 related to depreciated securities.

TRUSTEES OF THE BERWYN FUNDS
Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 06/30/02
Interested Trustee
Robert E. Killen (61) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312	Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the Adviser (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the Adviser from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF
Non-Interested Trustees
Denis P. Conlon (54) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	$50,001- $100,000 BF $10,000 - $50,000 BIF
Deborah D. Dorsi (46) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001- $50,000 BF $0 BIF